UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): July 1, 2021 (June 22, 2021)

Aeluma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56218	85-1083654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Castilian Drive Goleta, California	93117
(Address of principal executive offices)	(Zip Code)

805-351-2707

(Registrant’s telephone number, including area code)

Parc Investments, Inc.

2255 Glades Road, Suite 324A
Boca Raton, Florida 33431

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: none.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As disclosed in the Current Report on Form 8-K that we filed on June 28, 2021 (the “Original 8K”), on June 22, 2021, Biond Photonics, Inc., a privately held California corporation (“Biond Photonics”) merged with and into our wholly-owned subsidiary, Aeluma Operating Co., a corporation formed in the State of Delaware on June 22, 2021 (“Acquisition Sub”). Pursuant to this transaction (the “Merger”), Acquisition Sub was the surviving corporation and remained our wholly owned subsidiary, and all of the outstanding stock of Biond Photonics was converted into shares of our common stock. As a result of the Merger, we acquired the business of Biond Photonics and will continue the existing business operations of Biond Photonics as a public reporting company under the name Aeluma, Inc.

We also disclosed in the Original Report that between June 22, 2021 and June 25, 2021, we sold an aggregate of 3,885,000 shares of our common stock to “accredited investors” (as defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to a private placement offering at a purchase price of $2.00 per share, for aggregate gross proceeds of $7,770,000. On July 1, 2021, we sold an additional 115,000 shares of our common stock to 1 accredited investor on the same terms as the prior closings. Accordingly, we received aggregate gross proceeds of $8,000,000 from the offering.

As used in this Current Report on Form 8-K (this “Report”), unless otherwise stated or the context clearly indicates otherwise, the terms the “Company,” the “Registrant,” “Aeluma,” “we,” “us” and “our” refer to the registrant, Aeluma, Inc., incorporated in the State of Delaware, and its subsidiaries after giving effect to the Merger.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information contained in Item 1.01 above regarding Unregistered Sales of Equity Securities is incorporated herein by reference.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

As disclosed in the Original 8K, in connection with the Merger, Raich Ende Malter & Co. LLP (“REM”), was dismissed as our independent registered public accounting firm and our board of directors engaged Rose, Snyder & Jacobs LLP, (“RSJ”) as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal years ending December 31, 2020 and 2019.

After providing REM with a copy of the Original 8K, we are filing this Amendment to file the letter from REM addressed to the SEC stating whether REM agrees with the statements made by us under Item 4.01 in the Original 8K. The letter is filed as Exhibit 16.1 hereto, as required by Item 304(a)(3) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(e) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization among Parc Investments, Inc., Aeluma Operating Co. and Biond Photonics, Inc.**
3.1	Certificate of Merger relating to the merger of Aeluma Operating Co. with and into Biond Photonics, Inc., filed with the Secretary of State of the State of California on June 22, 2021**
3.2	Amended and Restated certificate of incorporation, filed with the Secretary of State of the State of Delaware on June 22, 2021**
3.3	Amended and Restated Bylaws.**
4.1	Form of Lock Up Agreement**
4.2	Form of Placement Agent Warrant**
10.2	Form of Post-Merger Indemnification Agreement**
10.3	Form of Pre-Merger Indemnification Agreement**
10.4	Form of Subscription Agreement, dated June 22, 2021, by and between the Company and the parties thereto**
10.5	Registration Rights Agreement, dated June 22, 2021, by and between the Company and the parties thereto**
10.6+	2021 Equity Incentive Plan and form of award agreements**
16.1	Letter from Raich Ende Malter & Co. LLP as to the change in certifying accountant, dated June 28, 2021
21.1	Subsidiaries of the Registrant**
99.1	Audited financial statements of Biond Photonics, Inc., as of and for the fiscal years ended December 31, 2020 and 2019**
99.2	Unaudited financial statements of Biond Photonics, Inc., as of and for the three month period ended March 31, 2021**
99.3	Unaudited Pro Forma Combined Financial Statements as of and for the fiscal year ended December 31, 2020**

+ Indicates a management contract or any compensatory plan, contract or arrangement.

** Incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AELUMA, INC.

Date: July 1, 2021	By:	/s/ Jonathan Klamkin
Jonathan Klamkin
President, Chief Executive Officer and Director

2